UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2001

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)                        (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 5. Other Events.

On April 10, 2001, The Gillette Company provided a restated consolidated statement of income for the years 1999 and 2000. The income statements reflect accounting changes following EITF 14, a new Oral Care business segment, a simplified overhead allocation methodology and an internal accounting adjustment, all of which took effect on January 1, 2001.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by The Gillette Company on April 10, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III
                William J. Mostyn III
                Secretary

April 11, 2001

EXHIBIT INDEX
                        Exhibit Number                                       Description
                        --------------                                       -----------
                             99.1                                            Press Release issued by The Gillette
                                                                             Company on April 10, 2001